THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS WARRANT THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.


                         DME INTERACTIVE HOLDINGS, INC.

                                     WARRANT

                                   TO PURCHASE

                             SHARES OF COMMON STOCK


For value received, Janssen Partners, Inc. ("Holder"), is entitled to purchase from DME INTERACTIVE HOLDINGS, INC., a Delaware corporation (the "Company"), up to 500,000 fully paid and nonassessable shares of the Company's Common Stock, $.001 par value per share ("Common Stock") or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of $2.00 per share, subject to adjustments as noted below (the "warrant exercise price").

This warrant may be exercised by Holder at any time or from time to time prior to the close of business on January 3, 2002.

This warrant is subject to the following terms and conditions:

1. Exercise. The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, by payment to it by cash, certified check or bank draft of the warrant exercise price for the shares to be purchased and by delivery of a subscription agreement, an investment letter and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from registration under the Securities Act of 1933, as amended, and any state securities law. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 7 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

      In addition, as an alternative to payment of the exercise price in accordance with the preceding paragraph, the Holder may elect to effect a cashless exercise by so indicating on the exercise notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which this warrant is being exercise by the differnce between the "Closing Price", as herein defined minus the exercise price in effect at such time, divided by the Closing Price. The "Closing Price" for each day shall be the last reported sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System, or, if the Common Stock is not admitted for quotation on the NASDAQ National Market System, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or, if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Company for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Company.

2. Shares. All shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this warrant.

3. Adjustment. The warrant exercise price shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

            (a) If the Company at any time divides the outstanding shares of the Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of the Common Stock are combined into a smaller number of shares, the warrant exercise price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

            (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The

      Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

            (c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 3(a) or 3(b), but which should result in an adjustment in the warrant exercise price and/or the number of shares subject to this warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

            (d) Upon each adjustment of the warrant exercise price, the Holder shall thereafter be entitled to purchase, at the warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant exercise price resulting from such adjustment.

            (e) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof to the Holder stating the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.


4. Reservation of Common Stock Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this warrant, all shares of Common Stock from time to time issuable on the exercise of this warrant.

5. Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

6. No Rights as Shareholder. This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.    Transfer of Warrant

      7.1. Transferability of Warrant. This warrant and all rights hereunder are transferable, in whole or in part, subject to the provisions of the Stockholders Agreement, and in any event subject to compliance with state and federal securities laws, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this warrant properly endorsed. The bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, and unless such purported transfer was in compliance with the terms and conditions of the Rights Agreement, the Company may treat the registered owner hereof as the owner for all purposes.

      7.2 Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. The Holder may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this warrant for all purposes, notwithstanding any notice to the contrary.

      7.3 Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8.2 above, issuing the Common Stock or other securities then issuable upon the exercise of this warrant, exchanging this warrant, replacing this warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

      7.4 Exchange of Warrant Upon a Transfer. On surrender of this warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company, at its expense shall issue to or on the order of the Holder or as the Holder may direct, for the number of shares issuable upon exercise hereof.

      7.5  Compliance with Securities Laws.

           (a) Holder, by acceptance hereof, acknowledges that this warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

           (b) This warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

      7.6 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any warrant and, in the case of any such loss, theft or destruction of any warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor,

      8. Amendments. Any term of this warrant may be amended with the mutual written consent of the Company and the Holder. Any amendment effected in accordance with this Section 9 shall be binding upon the Company, the Holder and any future transferee of the Warrant.

      9. Notices. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, 39 Broadway, New York, New York 10006, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

      10. Governing Law. This warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York.

      IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated: As of January 5, 2000


                                          DME Interactive Holdings, Inc



                                          By:  /S/ Darien Dash
                                              -------------------------------
                                              Darien Dash, President

                                WARRANT EXERCISE


(To be signed only upon exercise of this warrant)


      The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of Common Stock of DME Interactive Holdings, Inc., to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________, whose address is set forth below the signature of the undersigned.


Dated:  ___________






                                    -----------------------
                                    Signature


If shares are to be issued other than to Holder:
Social Security or other Tax Identification No.

Please print present name and address

                               WARRANT ASSIGNMENT


                (To be signed only upon transfer of this warrant)


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing warrant to purchase the shares of Common Stock of DME Interactive Holdings, Inc. and appoints ____________________ attorney to transfer such right on the books of DME Interactive Holdings, Inc., with full power of substitution in the premises.

Dated: ______



                                    ---------------------------------
                                    Signature


                                    Social Security or other Tax
                                    Identification No.


                                    ---------------------------------



Please print present name and complete address